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AMENDMENT NO. 1

THE STANLEY RETIREMENT PLAN


WHEREAS, Stanley Furniture Company (hereinafter referred to as the "Corporation") established The Stanley Retirement Plan
(hereinafter referred to as the "Plan") amended and restated effective January 1, 1989, as adopted on April 20, 1995; and

WHEREAS, the Corporation reserved the right in Article X of the Plan to amend said Plan by action of its Board of Directors;
and,

WHEREAS, the Corporation now desires to amend the Plan in order to make certain substantive, technical and administrative changes therein and to cease benefit accruals effective December 31, 1995.

NOW, THEREFORE, the Plan is amended, effective December 31, 1995, in the following respects:

1.Section 1.01 of Article I is amended by the addition of Section 1.01 (c) as follows:

"Effective as of December 31, 1995, all Accrued Benefits under the Plan shall cease. Participants shall accrue no additional benefits under the Plan after such date."


2.Section 2.01 of Article II is amended by the addition of the following paragraph at the conclusion thereof:

"Effective as of December 31, 1995, Employees, who are not Participants in the Plan, shall not be eligible to participate in the
            Plan after such date."

3.Section 3.01 of Article III is amended by the addition of Section 3.01 (d) as follows:

Cessation of Benefit Accruals - Notwithstanding the foregoing, effective as of December 31, 1995, all Accrued Benefits under the Plan shall cease and participants shall accrue no additional benefits under the Plan after such date."

4.Section 4.02 (c) of Article IV is amended by the addition of the following paragraph at the conclusion thereof:

"Commencing January 1, 1996, a Participant who is eligible to retire pursuant to Sections 3.01, 3.02, 3.03 or 3.04 may elect to receive his retirement benefit in the form of a lump sum.



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IN WITNESS WHEREOF, the Corporation has caused this Amendment No. I to the
Plan to be executed by its President and its corporate seal to be affixed by the Assistant Secretary, both duly authorized, effective as indicated herein, but executed this 15th day of December, 1995.



Attest:  (SEAL)                                      STANLEY FURNITURE
COMPANY




                  By

 R. Gary Armbrister                    Albert L. Prillaman

 Assistant Secretary Treasurer            President, CEO and

 Chairman of the Board










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